Goldman Sachs Equity Portfolios, Inc.

                     Goldman Sachs Asia Growth Fund

                 Goldman Sachs International Equity Fund
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                    Supplement dated October 1, 1995 to
                     the Prospectus dated June 1, 1995


     The following replaces the first paragraph on page 38 under the section entitled "How to Invest-Offering Price."

     For purchases of shares of the Asia Growth and International
Equity Funds during the period of October 1, 1995 through December 31, 1995, the entire amount of the sales charge will be reallowed to Authorized Dealers.